                                                                    EXHIBIT 99.1

                          EMPLOYEE BENEFIT PLANS, INC.
              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 19, 1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints William E. Sagan or Timothy W. Kuck, or either of them, as proxy of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Employee Benefit Plans, Inc. ("EBP"), to be held at the IDS Tower, 80 South Eighth Street, 50th Floor, Minneapolis, Minnesota at 9:00 a.m., local time, on October 19, 1995 and at any adjournments thereof, and to vote all shares of stock of EBP standing in the name of the undersigned, as designated below, with all powers which the undersigned would possess if personally at such meeting.

1. Proposal to approve and adopt the Agreement and Plan of Merger dated May 12, 1995, as amended, among First Financial Management Corporation, Gemini Acquisition Corp. and Employee Benefit Plans, Inc.

                   / / FOR        / / AGAINST        / / ABSTAIN

2. Proposal to approve the right of the Board of Directors of EBP to adjourn the Special Meeting at its discretion, including an adjournment of the Special Meeting to obtain a quorum and/or solicit additional stockholder votes for proposal 1 above.

                   / / FOR        / / AGAINST        / / ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such procedural or other matters as may properly come before the Special Meeting or any adjournments thereof.




      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE GIVEN FOR VOTING ON THE MATTERS ABOVE, THIS PROXY WILL BE VOTED FOR MATTERS 1 AND 2 ABOVE. Stockholders who are present at the Special Meeting may withdraw their Proxy and vote in person if they so desire. The undersigned has received the Proxy Statement and Prospectus mailed to the stockholders of EBP in connection with the above proposals.

                                           Dated
                                                 ------------------------------

                                                 ------------------------------
                                                 Signature

                                                 ------------------------------
                                                 Signature if held jointly

                                                 Please sign exactly as name(s)
                                                 appears on this Proxy, if
                                                 shares are registered. A
                                                 corporation should sign in its
                                                 full corporate name by a duly
                                                 authorized officer, stating his
                                                 title. Trustees, guardians,
                                                 executors and administrators
                                                 should sign in their official
                                                 capacity, giving their full
                                                 title as such. If a
                                                 partnership, please sign in
                                                 partnership name by authorized
                                                 person.

                PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY
          NO POSTAGE IS REQUIRED IF RETURNED IN THE ENCLOSED ENVELOPE.

                                                                    EXHIBIT 99.1

            CONFIDENTIAL VOTING INSTRUCTIONS TO PIPER TRUST COMPANY
               AS TRUSTEE UNDER THE EMPLOYEE BENEFIT PLANS, INC.
                       401(K) RETIREMENT AND SAVINGS PLAN
                                (EBP STOCK FUND)

              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 19, 1995

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. I hereby direct that the voting rights pertaining to the common stock of EMPLOYEE BENEFIT PLANS, INC. ("EBP") held in the EBP Stock Fund of the EMPLOYEE BENEFIT PLANS, INC. 401(K) RETIREMENT AND SAVINGS PLAN and allocable to my account under such plan shall be exercised at the Special Meeting of Stockholders to be held on October 19, 1995 at 9:00 a.m. local time, and at all adjournments thereof, in accordance with the specifications appearing below. The undersigned hereby acknowledges receipt of the Proxy Statement and Prospectus mailed to the stockholders of EBP in connection with the following proposals.

1. Proposal to approve and adopt the Agreement and Plan of Merger dated May 12, 1995, as amended, among First Financial Management Corporation, Gemini Acquisition Corp. and Employee Benefit Plans, Inc.

                 / / FOR        / / AGAINST        / / ABSTAIN

2. Proposal to approve the right of the Board of Directors of EBP to adjourn the Special Meeting at its discretion, including an adjournment of the Special Meeting to obtain a quorum and/or solicit additional stockholder votes for proposal 1 above.

                 / / FOR        / / AGAINST        / / ABSTAIN

3. In their discretion, the persons named in the Proxy accompanying the Proxy Statement and Prospectus are authorized to vote upon such procedural or other matters as may properly come before the Special Meeting or any adjournments thereof.




      In accordance with the terms of the Trust Agreement, the Trustee's representative will tabulate the instructions from all Participants and the Trustee will vote all shares held in the Trust according to the instructions and terms of the Trust Agreement.

                                                This voting instruction card
                                          must be returned to Norwest Bank
                                          Minnesota, N.A. by October 16, 1995 if
                                          your instructions are to be honored.
                                          If a Participant does not timely
                                          return a completed voting instruction
                                          card, the Trustee will vote the shares
                                          allocated to that Participant in the
                                          same proportion as the allocated
                                          shares which are timely voted by EBP
                                          Stock Fund Participants under the
                                          Plan.
                                          Dated                           , 1995
                                               ---------------------------

                                          --------------------------------------
                                                 Signature of Participant

                                          The signature should be exactly as the
                                          name appears printed to the left.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                    EXHIBIT 99.1

            CONFIDENTIAL VOTING INSTRUCTIONS TO PIPER TRUST COMPANY
               AS TRUSTEE UNDER THE EMPLOYEE BENEFIT PLANS, INC.
                         EMPLOYEE STOCK OWNERSHIP PLAN

              SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 19, 1995

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. I hereby direct that the voting rights pertaining to the common stock of EMPLOYEE BENEFIT PLANS, INC. ("EBP") held by the EMPLOYEE BENEFIT PLANS, INC. EMPLOYEE STOCK OWNERSHIP PLAN and allocable to my account under such plan shall be exercised at the Special Meeting of Stockholders to be held on October 19, 1995 at 9:00 a.m. local time, and at all adjournments thereof, in accordance with the specifications appearing below. The undersigned hereby acknowledges receipt of the Proxy Statement and Prospectus mailed to the stockholders of EBP in connection with the following proposals.

1. Proposal to approve and adopt the Agreement and Plan of Merger dated May 12, 1995, as amended, among First Financial Management Corporation, Gemini Acquisition Corp. and Employee Benefit Plans, Inc.

                 / / FOR        / / AGAINST        / / ABSTAIN

2. Proposal to approve the right of the Board of Directors of EBP to adjourn the Special Meeting at its discretion, including an adjournment of the Special Meeting to obtain a quorum and/or solicit additional stockholder votes for proposal 1 above.

                 / / FOR        / / AGAINST        / / ABSTAIN
3. In their discretion, the persons named in the Proxy accompanying the Proxy Statement are authorized to vote upon such procedural or other matters as may properly come before the Special Meeting or any adjournments thereof.




      In accordance with the terms of the Trust Agreement, the Trustee's representative will tabulate the instructions from all Participants and the Trustee will vote all shares held in the Trust according to the instructions and terms of the Trust Agreement.

                                                This voting instruction card
                                          must be returned to Norwest Bank
                                          Minnesota, N.A. by October 16, 1995,
                                          if your instructions are to be
                                          honored. If a Participant does not
                                          timely return a completed voting
                                          instruction card, the Trustee will
                                          vote the shares allocated to that
                                          Participant in the same proportion as
                                          the allocated shares which are timely
                                          voted by Participants under the Plan.
                                          Dated                           , 1995
                                               ---------------------------

                                          --------------------------------------
                                                 Signature of Participant

                                          The signature should be exactly as the
                                          name appears printed to the left.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.